Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

R. R. Donnelley & Sons Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

R. R. Donnelley & Sons Company filed the following Form 8-K on January 31, 2022.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2022

R. R. DONNELLEY & SONS COMPANY

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-4694	36-1004130
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 West Wacker Drive, Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 326-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RRD	New York Stock Exchange
Preferred Stock Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

In connection with the Merger (as defined below), R. R. Donnelley & Sons Company (the “Company”) solicited waivers and consents (the “Consent Solicitations”) from holders of its 8.250% Notes due 2027 (the “2027 Notes”) and 8.500% Notes due 2029 (the “2029 Notes” and, together with the 2027 Notes, the “Notes”) to waive certain provisions in and adopt certain proposed amendments to each of the indentures governing the Notes (the “Indentures”), including with respect to (i) declaring that the Merger (as defined below) does not constitute a Change of Control (as defined in each of the Indentures) under each of the Indentures and waiving any obligation of the Company to make a change of control offer in connection with the Merger, (ii) amending the defined term “Change of Control” in each of the Indentures to include a carve-out for certain “Permitted Holders,” (iii) adding to, amending, supplementing or changing certain other defined terms contained in each of the Indentures related to the foregoing; and (iv) amending the reporting covenant in each of the Indentures, collectively the “Proposed Amendments.” The Company received the requisite consents from holders of each series of Notes.

On January 31, 2022, the Company entered into (i) a Second Supplemental Indenture, dated as of January 31, 2022 (the “2029 Notes Second Supplemental Indenture”), to the Indenture, dated as of March 30, 2020, between the Company and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of March 30, 2020, between the Company and the Trustee, governing the 2029 Notes and (ii) a Second Supplemental Indenture, dated as of January 31, 2022 (the “2027 Notes Second Supplemental Indenture” and, together with the 2029 Notes Second Supplemental Indenture, the “Second Supplemental Indentures”), to the Indenture, dated as of June 18, 2020, between the Company and the Trustee, as supplemented by the First Supplemental Indenture, dated as of June 18, 2020, between the Company and the Trustee, governing the 2027 Notes, giving effect to the Proposed Amendments with respect to each series of Notes.

Each Second Supplemental Indenture is effective and constitutes a binding agreement between the Company and the Trustee. However, the Proposed Amendments will not become operative until immediately prior to the consummation of the Merger and will cease to be operative if the Merger is not consummated.

The Consent Solicitations were made at the request of Chatham Delta Parent, Inc. (“Parent”) pursuant to the terms of the previously announced Agreement and Plan of Merger (the “Merger Agreement”) entered into on December 14, 2021, by and among the Company, Parent and Chatham Delta Acquisition Sub, Inc. (“Acquisition Sub”). Under the terms of the Merger Agreement, Acquisition Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a direct or indirect wholly owned subsidiary of Parent.

Pursuant to the terms of the Merger Agreement, Parent is responsible for (i) paying all fees and expenses the Company incurs in connection with the Consent Solicitations and (ii) indemnifying the Company from and against any and all losses the Company incurs in connection with the Consent Solicitations.

The foregoing description of the Second Supplemental Indentures does not purport to be complete and is qualified in its entirety by reference to each such document. Copies of the 2029 Notes Second Supplemental Indenture and the 2027 Notes Second Supplemental Indenture are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01.	Other Events.

On January 27, 2022, the Company issued a press release announcing the expiration of the Consent Solicitations with respect to the Notes. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The previously announced solicitation of waivers and consents from holders of the Company’s 6.500% Notes due 2023, 6.000% Notes due 2024, 6.125% Senior Secured Notes due 2026, 6.625% Debentures due 2029 and 8.820% Debentures due 2031 remain open are scheduled to expire at 5:00 p.m., New York City time, on February 1, 2022, in each case, unless extended or earlier terminated by the Company in its sole discretion with respect to one or more series, pursuant to the terms of the consent solicitation statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

4.1	Second Supplemental Indenture to the Indenture, dated as of March 30, 2020, between the Company and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as trustee

4.2	Second Supplemental Indenture to the Indenture, dated as of June 18, 2020, between the Company and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as trustee

99.1	Press Release issued by the Company on January 27, 2022

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

Use of Forward-Looking Statements

This communication includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed Merger. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Merger and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include (i) impediments to the completion of the Merger on anticipated terms and timing, including obtaining required stockholder and regulatory approvals and the satisfaction of other conditions to the completion of the Merger; (ii)

significant transaction costs associated with the Merger; (iii) potential litigation relating to the Merger, including the effects of any outcomes related thereto; (iv) the risk that disruptions from the Merger will harm the Company’s business, including current plans and operations; (v) the ability of the Company to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; (vii) legislative, regulatory and economic developments affecting the Company’s business; (viii) general economic and market developments and conditions; (ix) the evolving legal, regulatory and tax regimes under which the Company operates; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) continued availability of capital and financing and rating agency actions; (xiii) the ability of affiliates of Chatham Asset Management, LLC to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Merger; (xiv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger, including in circumstances requiring the Company to pay expense reimbursements to affiliates of Chatham Asset Management, LLC under the Merger Agreement; (xv) unpredictability and severity of catastrophic events, including acts of terrorism, outbreak of war or hostilities, civil unrest, adverse climate or weather events or the COVID-19 pandemic or other public health emergencies, as well as the Company’s response to any of the aforementioned factors; (xvi) competitive responses to the Merger; (xvii) the risks and uncertainties pertaining to the Company’s business, including those detailed under the heading “Risk Factors” and elsewhere in the Company’s public filings with the U.S. Securities and Exchange Commission (the “SEC”); and (xviii) the risks and uncertainties described in the proxy statement filed in connection with the Merger and available from the sources indicated below (the “Proxy Statement”). These risks, as well as other risks associated with the Merger are more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors presented in the Proxy Statement are, considered representative, no such list should be considered to be a complete statement of all risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity or ability to consummate the Merger. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Important Additional Information and Where to Find It

In connection with the Merger, the Company has filed with the SEC and mailed to its stockholders the definitive Proxy Statement and may file certain other documents regarding the Merger with the SEC. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED MATTERS. Investors and stockholders may obtain, free of charge, copies of the Proxy Statement and other relevant documents filed with the SEC by the Company, once such documents have been filed with the SEC, through the website maintained by the SEC at www.sec.gov, through the Company’s investor relations website at investor.rrd.com or by contacting the Company’s investor relations department at the following:

Telephone: 630-322-7111

E-mail: investor.info@rrd.com

Attn.: Johan Nystedt

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

R.R. DONNELLEY & SONS COMPANY

By:	/s/ Terry D. Peterson
Terry D. Peterson
Executive Vice President and Chief Financial Officer

Date: January 31, 2022

Exhibit 4.1

Execution Version

R.R. DONNELLEY & SONS COMPANY

and

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION (as successor to U.S. BANK NATIONAL ASSOCIATION), as Trustee

SECOND SUPPLEMENTAL INDENTURE

Dated as of January 31, 2022

to

Indenture dated as of March 30, 2020

8.50% Notes due 2029

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THIS SECOND SUPPLEMENTAL INDENTURE, dated as of January 31, 2022 (the “Second Supplemental Indenture”), between R. R. Donnelley & Sons Company, a Delaware corporation, as issuer (the “Company”), and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), a national banking association, as trustee (the “Trustee”).

RECITALS:

WHEREAS, the Company has executed and delivered to the Trustee an Indenture, dated as of March 30, 2020 (the “Base Indenture” and, together with the First Supplemental Indenture (defined below), the “Indenture”), providing for the issuance by the Company from time to time of its unsecured senior debentures, notes or other evidences of indebtedness to be issued in one or more series unlimited as to principal amount (the “Securities”);

WHEREAS, the Company has executed and delivered to the Trustee a First Supplemental Indenture, dated as of March 30, 2020 (the “First Supplemental Indenture”), to the Base Indenture governing the 8.50% Notes due 2029 (the “Notes”);

WHEREAS, pursuant to the terms of a consent solicitation statement, dated January 20, 2022, the Company solicited consents to certain waivers and amendments to the Indenture with respect to the Notes and other Securities as set forth herein;

WHEREAS, Section 8.02 of the Base Indenture provides that the Company and the Trustee may amend certain provisions of the Indenture or the Notes with the consent of the registered holders (the “Holders”) of a majority in aggregate principal amount of the Notes then outstanding (excluding any Notes owned by the Company or any of its Affiliates), and such consent has been received by the Company;

WHEREAS, the Company desires the Trustee to join with it in the execution and delivery of this Second Supplemental Indenture, and in accordance with Sections 8.02, 8.06 and 10.04 of the Base Indenture, the Company has (i) duly adopted and delivered to the Trustee, resolutions of its Board of Directors authorizing the execution and delivery of this Second Supplemental Indenture, (ii) delivered to the Trustee evidence reasonably satisfactory to the Trustee that Holders of a majority in aggregate principal amount of the Notes outstanding have given and, as of the date hereof, have not withdrawn their consents to the amendments set forth in this Second Supplemental Indenture, and (iii) delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel stating that the execution of this Second Supplemental Indenture is permitted by the Indenture and that all conditions precedent to its execution have been complied with, and the Indenture and this Second Supplemental Indenture are valid and binding obligations of the Company and are enforceable in accordance with their terms;

WHEREAS, all things necessary to make this Second Supplemental Indenture a valid agreement of the Company and the Trustee, in accordance with its terms, and a valid amendment of, and supplement to, the Indenture have been done;

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NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company covenants and agrees with the Trustee, for the equal and ratable benefit of the Holders, that the Indenture is supplemented and amended, to the extent expressed herein, as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Generally.

(a) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Base Indenture.

(b) The rules of interpretation set forth in the Base Indenture shall be applied hereto as if set forth in full herein.

ARTICLE II

AMENDMENTS

Section 2.1 Certain Amendments to the Indenture. Solely with respect to the Notes, the Indenture is hereby amended as follows:

(a) the definition of “Change of Control” as set forth in Section 1.2 of the First Supplemental Indenture is hereby deleted in its entirety and replaced with the following:

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its Subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one of its Subsidiaries or to a Permitted Holder; or (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than a Permitted Holder, becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Company’s voting stock.

(b) the following definitions are hereby inserted alphabetically into Section 1.2 of the First Supplemental Indenture:

“CAM” means Chatham Asset Management, LLC, a Delaware limited liability company, together with certain of its Affiliates.

“Permitted Holder” means CAM and its respective Subsidiaries and Affiliates and any person or group whose acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision) constitutes a Change of Control in respect of which a Change of Control Offer is made in accordance with the requirements of Section 4.1 hereof

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(or would result in a Change of Control Offer in the absence of the waiver of such requirement by Holders in accordance with Section 4.1 hereof) shall thereafter constitute a Permitted Holder.

(c) Section 4.08 of the Base Indenture is hereby amended in its entirety to read as follows:

“So long as any Notes are outstanding, the Company will deliver to the Trustee a copy of all of the information and reports referred to below:

(a) for so long as the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act:

(1) within the time periods specified in the Commission’s rules and regulations, all quarterly and annual reports on Forms 10-Q and 10-K, including a “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and, with respect to annual information only, a report thereon by the Company’s certified independent accountants; and

(2) all current reports on Form 8-K;

(b) for so long as the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act:

(1) within 120 days after the end of each fiscal year (or 150 days in the case of the fiscal year of the Company ended on or around December 31, 2022), annual audited financial statements for such fiscal year, including a “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, with respect to the periods presented prepared in accordance with GAAP and a report thereon by the Company’s certified independent accountants.

(2) within 60 days after the end of each of the first three fiscal quarters of each fiscal year, unaudited financial statements (including footnotes) for the interim period as of, and for the period ending on, the end of such quarter, including a “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for the Company with respect to the periods presented prepared in accordance with GAAP; and

(3) promptly after the occurrence of any of the following events~~,~~ (and, in any case, not required to be sooner than five Business Days after the occurrence of any such event), current reports of the Company containing substantially all of the information that would be required to be filed in a current report on Form 8-K under the Exchange Act on April 28, 2021 pursuant to Sections 1 and 4, Items 2.01, 2.03, 2.04(a), 5.01, 5.02(a)(1) (with respect to

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independent directors only), 5.02(b) (with respect to officers and independent directors only), 5.02(c)(1) and (3), 5.02(d)(1), (2), (3) and (4) (in each case, with respect to independent directors only) 5.03(b) of Form 8-K (but excluding, for the avoidance of doubt, financial statements and exhibits that would be required pursuant to Item 9.01 of Form 8-K, other than financial statements and pro forma financial information (in each case relating to transactions required to be reported pursuant to Item 2.01 of Form 8-K) to the extent available (as determined in good faith by the Company)) if the Company had been a reporting company under the Exchange Act.

To the extent any such information is not so filed or furnished, as applicable, within the time periods specified in this Section 4.08 and such information is subsequently filed or furnished, as applicable, the Company shall be deemed to have satisfied its obligations with respect thereto at such time and any Default with respect thereto shall be deemed to have been cured; provided that such cure shall not otherwise affect the rights of the Holders under Article VI hereof if Holders of at least 25% in principal amount of the then total outstanding Notes have declared the principal of, premium, if any, interest and any other monetary obligations on all the then outstanding Notes to be due and payable immediately and such declaration shall not have been rescinded or cancelled prior to such cure.

(c) In addition to providing such information to the Trustee, the Company shall make available to Holders the information required to be provided pursuant to clauses (1), (2) and (3) of the preceding paragraph, by posting such information to its website or on IntraLinks or any comparable password protected online data system or website.

(d) Notwithstanding the foregoing, (a) the Company will not be required to deliver any information, certificates or reports that would otherwise be required by (i) Section 302, Section 404 and Section 906 of the Sarbanes-Oxley Act of 2002, or related Items 307 or 308 of Regulation S-K, (ii) Item 10(e) of Regulation S-K promulgated by the Commission with respect to any non-generally accepted accounting principles financial measures contained therein or (iii) Items 201, 402, 403, 405, 406, 407, 701 or 703 of Regulation S-K, (b) such reports will not be required to contain financial information required by Rule 3-09, Rule 3-10, Rule 13-01 or Rule 13-02 of Regulation S-X or include any exhibits or certifications required by Form 10-K or Form 10-Q (or any successor forms) or related rules under Regulation S-K and (c) such reports shall be subject to exceptions, exclusions and other differences consistent with the presentation of financial and other information in this offering memorandum and shall not be required to present compensation or beneficial ownership information.

(e) The Company has agreed that, for so long as any Notes remain outstanding during any period when the Company is not subject to Section 13 or

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15(d) of the Exchange Act, or otherwise permitted to furnish the Commission with certain information pursuant to Rule 12g3-2(b) of the Exchange Act, it will furnish to the Holders and to prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

(f) Notwithstanding this Section 4.08, the Company will be deemed to have delivered such reports and information referred to above to the Holders and the Trustee for all purposes of this Indenture if the Company has filed such reports with the Commission via the EDGAR filing system (or any successor system) and such reports are publicly available. In addition, the requirements of this Section 4.08 will be deemed satisfied and the Company will be deemed to have delivered such reports and information referred to above to the Trustee for all purposes of this Indenture by the posting of reports and information that would be required to be provided on the Company’s website. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants thereunder (as to which the Trustee is entitled to rely exclusively on an Officers’ Certificate). The Trustee shall not be obligated to monitor or confirm, on a continuing basis or otherwise, the Company’s compliance with the covenants under this Indenture or with respect to any reports or other documents filed with the Commission or posted on the Company’s website pursuant to this Indenture, or participate in any conference calls.”

(d) all references to Sections of the Indenture amended by this Second Supplemental Indenture shall mean such Section as amended by this Second Supplemental Indenture.

Section 2.2 Certain Waivers to the Indenture. Solely with respect to the Notes, the merger of Chatham Delta Acquisition Sub, Inc., a Delaware corporation, with and into the Company (the “Merger”) pursuant to the merger agreement, dated as of December 14, 2021, as amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time (the “Merger Agreement”), will not constitute a Change of Control under Section 4.1 of the First Supplemental Indenture. For the avoidance of doubt, the Company shall have no obligation to make a Change of Control Offer in connection with such merger.

Section 2.3 Effectiveness. This Second Supplemental Indenture shall become effective upon the execution and delivery hereof by the parties hereto. Notwithstanding the foregoing, the amendments and waivers set forth above in this Article II shall not become operative until immediately prior to the consummation of the Merger pursuant to the Merger Agreement and will cease to be operative if the Merger is not consummated.

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ARTICLE III

MISCELLANEOUS PROVISIONS

Section 3.1 Ratification of Indenture. The Indenture, as supplemented by this Second Supplemental Indenture, is in all respects ratified and confirmed, and this Second Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

Section 3.2 Trustee Not Responsible for Recitals. The recitals contained herein and in the Notes shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to and shall not be responsible for the validity or sufficiency of this Second Supplemental Indenture or of the Notes. The Trustee makes no representations as to and shall not be responsible for the Company’s 6.500% notes due 2023, 6.000% notes due 2024, 6.125% senior secured notes due 2026, 8.250% notes due 2027, 6.625% debentures due 2029 and 8.820% debentures due 2031, the solicitation of consents and the consents of the Holders of the Notes. In entering into this Second Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee, whether or not elsewhere herein so provided. The Company hereby confirms to the Trustee that this Second Supplemental Indenture has not resulted in a material modification of the Notes for Foreign Account Tax Compliance Act (“FATCA”) purposes. The Trustee shall assume that no material modification for FATCA purposes has occurred regarding the Notes, unless the Trustee receives written notice of such modification from the Company.

Section 3.3 Table of Contents, Headings, etc. The table of contents and headings of the Articles and Sections of this Second Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

Section 3.4 Counterpart Originals. The parties may sign any number of copies of this Second Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. The exchange of copies of this Second Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Second Supplemental Indenture as to the parties hereto and may be used in lieu of the original Second Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes. All notices, approvals, consents, requests and any communications hereunder must be in writing (provided that any communication sent to Trustee hereunder must be in the form of a document that is signed manually or by way of a digital signature provided by DocuSign (or such other digital signature provider as specified in writing to Trustee by the authorized representative), in English. Company agrees to assume all risks arising out of the use of using digital signatures and electronic methods to submit communications to Trustee, including without limitation the risk of Trustee reasonably acting on unauthorized instructions, and the risk of interception and misuse by third parties.

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Section 3.5 Governing Law; Jury Trial Waiver. THIS SECOND SUPPLEMENTAL INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SECOND SUPPLEMENTAL INDENTURE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have caused this Second Supplemental Indenture to be duly executed all as of the date and year first written above.

R. R. DONNELLEY & SONS COMPANY

By:	/s/ Terry D. Peterson
	Name:	Terry D. Peterson
	Title:	Executive Vice President and Chief Financial Officer

[Second Supplemental Indenture]

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION (as successor to U.S. BANK NATIONAL ASSOCIATION), as Trustee

By:	/s/ Joshua A. Hahn
	Name:	Joshua A. Hahn
	Title:	Vice President

[Second Supplemental Indenture]

Exhibit 4.2

Execution Version

R.R. DONNELLEY & SONS COMPANY

and

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION (as successor to U.S. BANK NATIONAL ASSOCIATION), as Trustee

SECOND SUPPLEMENTAL INDENTURE

Dated as of January 31, 2022

to

Indenture dated as of June 18, 2020

8.250% Notes due 2027

TABLE OF CONTENTS

Article I

DEFINITIONS

Section 1.1	Generally	4

Article II

AMENDMENTS

Section 2.1	Certain Amendments to the Indenture	4
Section 2.2	Certain Waivers to the Indenture.	7

Article III

MISCELLANEOUS PROVISIONS

Section 3.1	Ratification of Indenture	8
Section 3.2	Trustee Not Responsible for Recitals	8
Section 3.3	Table of Contents, Headings, etc.	8
Section 3.4	Counterpart Originals	8
Section 3.5	Governing Law; Jury Trial Waiver	9

THIS SECOND SUPPLEMENTAL INDENTURE, dated as of January 31, 2022 (the “Second Supplemental Indenture”), between R. R. Donnelley & Sons Company, a Delaware corporation, as issuer (the “Company”), and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), a national banking association, as trustee (the “Trustee”).

RECITALS:

WHEREAS, the Company has executed and delivered to the Trustee an Indenture, dated as of June 18, 2020 (the “Base Indenture” and, together with the First Supplemental Indenture (defined below), the “Indenture”), providing for the issuance by the Company from time to time of its unsecured senior debentures, notes or other evidences of indebtedness to be issued in one or more series unlimited as to principal amount (the “Securities”);

WHEREAS, the Company has executed and delivered to the Trustee a First Supplemental Indenture, dated as of June 18, 2020 (the “First Supplemental Indenture”), to the Base Indenture governing the 8.250% Senior Notes due 2027 (the “Notes”);

WHEREAS, pursuant to the terms of a consent solicitation statement, dated January 20, 2022, the Company solicited consents to certain waivers and amendments to the Indenture with respect to the Notes and other Securities as set forth herein;

WHEREAS, Section 8.02 of the Base Indenture provides that the Company and the Trustee may amend certain provisions of the Indenture or the Notes with the consent of the registered holders (the “Holders”) of a majority in aggregate principal amount of the Notes then outstanding (excluding any Notes owned by the Company or any of its Affiliates), and such consent has been received by the Company;

WHEREAS, the Company desires the Trustee to join with it in the execution and delivery of this Second Supplemental Indenture, and in accordance with Sections 8.02, 8.06 and 10.04 of the Base Indenture, the Company has (i) duly adopted and delivered to the Trustee, resolutions of its Board of Directors authorizing the execution and delivery of this Second Supplemental Indenture, (ii) delivered to the Trustee evidence reasonably satisfactory to the Trustee that Holders of a majority in aggregate principal amount of the Notes outstanding have given and, as of the date hereof, have not withdrawn their consents to the amendments set forth in this Second Supplemental Indenture, and (iii) delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel stating that the execution of this Second Supplemental Indenture is permitted by the Indenture and that all conditions precedent to its execution have been complied with, and the Indenture and this Second Supplemental Indenture are valid and binding obligations of the Company and are enforceable in accordance with their terms;

WHEREAS, all things necessary to make this Second Supplemental Indenture a valid agreement of the Company and the Trustee, in accordance with its terms, and a valid amendment of, and supplement to, the Indenture have been done;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company covenants and agrees with the Trustee, for the equal and ratable benefit of the Holders, that the Indenture is supplemented and amended, to the extent expressed herein, as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Generally.

(a) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Base Indenture.

(b) The rules of interpretation set forth in the Base Indenture shall be applied hereto as if set forth in full herein.

ARTICLE II

AMENDMENTS

Section 2.1 Certain Amendments to the Indenture. Solely with respect to the Notes, the Indenture is hereby amended as follows:

(a) the definition of “Change of Control” as set forth in Section 1.2 of the First Supplemental Indenture is hereby deleted in its entirety and replaced with the following:

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its Subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one of its Subsidiaries or to a Permitted Holder; or (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than a Permitted Holder, becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Company’s voting stock.

(b) the following definitions are hereby inserted alphabetically into Section 1.2 of the First Supplemental Indenture:

“CAM” means Chatham Asset Management, LLC, a Delaware limited liability company, together with certain of its Affiliates.

“Permitted Holder” means CAM and its respective Subsidiaries and Affiliates and any person or group whose acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision) constitutes a Change of Control in respect of which a Change of Control Offer is made in accordance with the requirements of Section 4.1 hereof

(or would result in a Change of Control Offer in the absence of the waiver of such requirement by Holders in accordance with Section 4.1 hereof) shall thereafter constitute a Permitted Holder.

(c) Section 4.09 of the Base Indenture is hereby amended in its entirety to read as follows:

“So long as any Notes are outstanding, the Company will deliver to the Trustee a copy of all of the information and reports referred to below:

(a) for so long as the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act:

(1) within the time periods specified in the Commission’s rules and regulations, all quarterly and annual reports on Forms 10-Q and 10-K, including a “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and, with respect to annual information only, a report thereon by the Company’s certified independent accountants; and

(2) all current reports on Form 8-K;

(b) for so long as the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act:

(1) within 120 days after the end of each fiscal year (or 150 days in the case of the fiscal year of the Company ended on or around December 31, 2022), annual audited financial statements for such fiscal year, including a “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, with respect to the periods presented prepared in accordance with GAAP and a report thereon by the Company’s certified independent accountants.

(2) within 60 days after the end of each of the first three fiscal quarters of each fiscal year, unaudited financial statements (including footnotes) for the interim period as of, and for the period ending on, the end of such quarter, including a “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for the Company with respect to the periods presented prepared in accordance with GAAP; and

(3) promptly after the occurrence of any of the following events~~,~~ (and, in any case, not required to be sooner than five Business Days after the occurrence of any such event), current reports of the Company containing substantially all of the information that would be required to be filed in a current report on Form 8-K under the Exchange Act on April 28, 2021 pursuant to Sections 1 and 4, Items 2.01, 2.03, 2.04(a), 5.01, 5.02(a)(1) (with respect to independent directors only), 5.02(b) (with respect to officers and independent directors only), 5.02(c)(1) and (3), 5.02(d)(1), (2), (3) and (4) (in each case, with respect to independent directors only) 5.03(b) of Form 8-K (but excluding, for the avoidance of doubt, financial statements and exhibits that would be required pursuant to Item 9.01 of Form 8-K, other than financial statements and pro forma financial information (in each case relating to transactions required to be reported pursuant to Item 2.01 of Form 8-K) to the extent available (as determined in good faith by the Company)) if the Company had been a reporting company under the Exchange Act.

To the extent any such information is not so filed or furnished, as applicable, within the time periods specified in this Section 4.09 and such information is subsequently filed or furnished, as applicable, the Company shall be deemed to have satisfied its obligations with respect thereto at such time and any Default with respect thereto shall be deemed to have been cured; provided that such cure shall not otherwise affect the rights of the Holders under Article VI hereof if Holders of at least 25% in principal amount of the then total outstanding Notes have declared the principal of, premium, if any, interest and any other monetary obligations on all the then outstanding Notes to be due and payable immediately and such declaration shall not have been rescinded or cancelled prior to such cure.

(c) In addition to providing such information to the Trustee, the Company shall make available to Holders the information required to be provided pursuant to clauses (1), (2) and (3) of the preceding paragraph, by posting such information to its website or on IntraLinks or any comparable password protected online data system or website.

(d) Notwithstanding the foregoing, (a) the Company will not be required to deliver any information, certificates or reports that would otherwise be required by (i) Section 302, Section 404 and Section 906 of the Sarbanes-Oxley Act of 2002, or related Items 307 or 308 of Regulation S-K, (ii) Item 10(e) of Regulation S-K promulgated by the Commission with respect to any non-generally accepted accounting principles financial measures contained therein or (iii) Items 201, 402, 403, 405, 406, 407, 701 or 703 of Regulation S-K, (b) such reports will not be required to contain financial information required by Rule 3-09, Rule 3-10, Rule 13-01 or Rule 13-02 of Regulation S-X or include any exhibits or certifications required by Form 10-K or Form 10-Q (or any successor forms) or related rules under Regulation S-K and (c) such reports shall be subject to exceptions, exclusions and other differences consistent with the presentation of financial and other information in this offering memorandum and shall not be required to present compensation or beneficial ownership information.

(e) The Company has agreed that, for so long as any Notes remain outstanding during any period when the Company is not subject to Section 13 or

15(d) of the Exchange Act, or otherwise permitted to furnish the Commission with certain information pursuant to Rule 12g3-2(b) of the Exchange Act, it will furnish to the Holders and to prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

(f) Notwithstanding this Section 4.09, the Company will be deemed to have delivered such reports and information referred to above to the Holders and the Trustee for all purposes of this Indenture if the Company has filed such reports with the Commission via the EDGAR filing system (or any successor system) and such reports are publicly available. In addition, the requirements of this Section 4.09 will be deemed satisfied and the Company will be deemed to have delivered such reports and information referred to above to the Trustee for all purposes of this Indenture by the posting of reports and information that would be required to be provided on the Company’s website. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants thereunder (as to which the Trustee is entitled to rely exclusively on an Officers’ Certificate). The Trustee shall not be obligated to monitor or confirm, on a continuing basis or otherwise, the Company’s compliance with the covenants under this Indenture or with respect to any reports or other documents filed with the Commission or posted on the Company’s website pursuant to this Indenture, or participate in any conference calls.”

(d) all references to Sections of the Indenture amended by this Second Supplemental Indenture shall mean such Section as amended by this Second Supplemental Indenture.

Section 2.2 Certain Waivers to the Indenture. Solely with respect to the Notes, the merger of Chatham Delta Acquisition Sub, Inc., a Delaware corporation, with and into the Company (the “Merger”) pursuant to the merger agreement, dated as of December 14, 2021, as amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time (the “Merger Agreement”), will not constitute a Change of Control under Section 4.1 of the First Supplemental Indenture. For the avoidance of doubt, the Company shall have no obligation to make a Change of Control Offer in connection with such merger.

Section 2.3 Effectiveness. This Second Supplemental Indenture shall become effective upon the execution and delivery hereof by the parties hereto. Notwithstanding the foregoing, the amendments and waivers set forth above in this Article II shall not become operative until immediately prior to the consummation of the Merger pursuant to the Merger Agreement and will cease to be operative if the Merger is not consummated.

ARTICLE III

MISCELLANEOUS PROVISIONS

Section 3.1 Ratification of Indenture. The Indenture, as supplemented by this Second Supplemental Indenture, is in all respects ratified and confirmed, and this Second Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

Section 3.2 Trustee Not Responsible for Recitals. The recitals contained herein and in the Notes shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to and shall not be responsible for the validity or sufficiency of this Second Supplemental Indenture or of the Notes. The Trustee makes no representations as to and shall not be responsible for the Company’s 6.500% notes due 2023, 6.000% notes due 2024, 6.125% senior secured notes due 2026, 8.500% notes due 2029, 6.625% debentures due 2029 and 8.820% debentures due 2031, the solicitation of consents and the consents of the Holders of the Notes. In entering into this Second Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee, whether or not elsewhere herein so provided. The Company hereby confirms to the Trustee that this Second Supplemental Indenture has not resulted in a material modification of the Notes for Foreign Account Tax Compliance Act (“FATCA”) purposes. The Trustee shall assume that no material modification for FATCA purposes has occurred regarding the Notes, unless the Trustee receives written notice of such modification from the Company.

Section 3.3 Table of Contents, Headings, etc. The table of contents and headings of the Articles and Sections of this Second Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

Section 3.4 Counterpart Originals. The parties may sign any number of copies of this Second Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. The exchange of copies of this Second Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Second Supplemental Indenture as to the parties hereto and may be used in lieu of the original Second Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes. All notices, approvals, consents, requests and any communications hereunder must be in writing (provided that any communication sent to Trustee hereunder must be in the form of a document that is signed manually or by way of a digital signature provided by DocuSign (or such other digital signature provider as specified in writing to Trustee by the authorized representative), in English. Company agrees to assume all risks arising out of the use of using digital signatures and electronic methods to submit communications to Trustee, including without limitation the risk of Trustee reasonably acting on unauthorized instructions, and the risk of interception and misuse by third parties.

Section 3.5 Governing Law; Jury Trial Waiver. THIS SECOND SUPPLEMENTAL INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SECOND SUPPLEMENTAL INDENTURE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Second Supplemental Indenture to be duly executed all as of the date and year first written above.

R. R. DONNELLEY & SONS COMPANY

By:	/s/ Terry D. Peterson
	Name:	Terry D. Peterson
	Title:	Executive Vice President and Chief Financial Officer

[Second Supplemental Indenture]

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION (as successor to U.S. BANK NATIONAL ASSOCIATION), as Trustee

By:	/s/ Joshua A. Hahn
	Name:	Joshua A. Hahn
	Title:	Vice President

[Second Supplemental Indenture]

Exhibit 99.1

RRD ANNOUNCES EXPIRATION OF ITS CONSENT SOLICITATIONS FOR ITS 2027 NOTES AND 2029 NOTES

CHICAGO, Illinois, January 27, 2022 — R.R. Donnelley & Sons Company (NYSE: RRD) (“RRD” or the “Company”) today announced the expiration of its previously announced solicitation of waivers and consents (the “Consent Solicitations”) from holders of its 8.250% Notes due 2027 (the “2027 Notes”) and 8.500% Notes due 2029 (together with the 2027 Notes, the “Notes”) to waive certain provisions in and adopt certain proposed amendments to each of the indentures governing the Notes (the “Indentures”), including with respect to (i) declaring that the Merger (as defined below) does not constitute a Change of Control (as defined in each of the Indentures) under each of the Indentures and waiving any obligation of the Company to make a change of control offer in connection with the Merger, (ii) amending the defined term “Change of Control” in each of the Indentures to include a carve-out for certain “Permitted Holders,” (iii) adding to, amending, supplementing or changing certain other defined terms contained in each of the Indentures related to the foregoing; and (iv) amending the reporting covenant in each of the Indentures, collectively the “Proposed Amendments.”

The Consent Solicitations are subject to the terms and conditions set forth in the consent solicitation statement, dated January 20, 2022 (the “Consent Solicitation Statement”). The Consent Solicitations expired at 5:00 p.m., New York City time, on January 27, 2022 (the “Expiration Date”). As of the Expiration Date, registered holders of the Notes of record (each a “Holder” and, collectively, the “Holders”) at 5:00 p.m., New York City time, on January 18, 2022 (the “Record Date”), holding the aggregate principal amount of each series of Notes as identified in the table below, validly delivered and did not validly withdraw their consents to the Proposed Amendments (the “Consents”).

Title of Debt Securities	CUSIP	Consent Consideration	Amount Outstanding as of the Record Date	Principal Amount of Consents Delivered(1)	Percentage of Principal Amount of Consents Delivered(1)
8.250% Notes due 2027	257867 BE0	—	$244,949,000	$232,335,000	94.85%
8.500% Notes due 2029	257867 BC4 (144A) U25783 AE8 (Reg S)	—	$318,186,000	$317,595,000	99.81%

(1)

The aggregate principal amount of each series of Notes representing the Consents that have been validly delivered and not withdrawn as of the Expiration Date is based on information provided by the Information and Tabulation Agent (as defined below) to RRD.

The Company has accepted all Consents that were validly delivered and not validly withdrawn pursuant to the Consent Solicitations prior to the Expiration Date. The Consent Solicitations expired at the Expiration Date, and Consents may no longer be withdrawn.

A supplemental indenture giving effect to the Proposed Amendments with respect to each series of Notes will be executed promptly following the Expiration Date. Upon its execution, each supplemental indenture will be effective and constitute a binding agreement between the Company and the trustee. However, the Proposed Amendments will not become operative until immediately prior to the consummation of the Merger and will cease to be operative if the Merger is not consummated.

The effectiveness of the Proposed Amendments is not a condition to the consummation of the Merger or other transactions contemplated by the Merger Agreement, but the consummation of the Merger is a condition to the Supplemental Indentures becoming operative. Based on the information currently available to the Company, it is expected that the Merger will be consummated during the first quarter of 2022; however, there is no assurance that the Merger will be consummated in the first quarter of 2022 or at any time prior to the Termination Date (as defined in the Merger Agreement) (which is subject to extension under certain limited circumstances as described herein).

The solicitation of waivers and consents from holders of the Company’s 6.500% Notes due 2023 (the “2023 Notes”), 6.000% Notes due 2024 (the “2024 Notes”), 6.125% Senior Secured Notes due 2026 (the “2026 Notes”), 6.625% Debentures due 2029 (the “2029 Debentures”) and 8.820% Debentures due 2031 (collectively with the Notes, the 2023 Notes, the 2024 Notes, the 2026 Notes and the 2029 Debentures, the “Debt Securities”) remain open are scheduled to expire at 5:00 p.m., New York City time, on February 1, 2022, in each case, unless extended or earlier terminated by the Company in its sole discretion with respect to one or more series, pursuant to the terms of the Consent Solicitation Statement.

The Consent Solicitations were made at the request of Chatham Delta Parent, Inc. (“Parent”) pursuant to the terms of the previously announced Agreement and Plan of Merger (the “Merger Agreement”) entered into on December 14, 2021 by and among the Company, Parent and Chatham Delta Acquisition Sub, Inc. (“Acquisition Sub”). Under the terms of the Merger Agreement, Acquisition Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

The Company, at the request of Parent, has engaged Jefferies LLC to act as solicitation agent (“Solicitation Agent”) in connection with the Consent Solicitations. Questions regarding the Consent Solicitation may be directed to the Solicitation Agent at the following address or telephone number: Jefferies LLC, 520 Madison Avenue, New York, NY 10022, Attn: Scott Peloso, (212) 284-3426. The Company, at the request of Parent, has engaged Ipreo LLC to act as information and tabulation agent (the “Information and Tabulation Agent”). Requests for documents relating to the Consent Solicitations may be obtained by contacting Ipreo LLC at (888) 593-9546 (U.S. toll-free) or (212) 849-3880 (banks and brokers) or ipreo-consentSolicitation@ihsmarkit.com.

Pursuant to the terms of the Merger Agreement, Parent is responsible for paying all fees and expenses the Company incurs in connection with the Consent Solicitations, including for the Solicitation Agent and Information and Tabulation Agent, and indemnify the Company from and against any and all losses the Company incurs in connection with the Consent Solicitations.

This news release does not constitute a solicitation of consents with respect to any Debt Securities, and consent solicitations with respect to the Debt Securities are only being made pursuant to the terms of the Consent Solicitation Statement. Consent solicitations are not being made to, and consents are not being solicited from, Holders of Debt Securities in any jurisdiction in which it is unlawful to make such consent solicitations or grant such consent. None of the Company, the trustees, the Solicitation Agent or the Information and Tabulation Agent makes any recommendation as to whether or not Holders should deliver consents with respect to the Debt Securities. Each Holder must make its own decision as to whether or not to deliver consents.

About RRD

RRD is a leading global provider of multichannel business communications services and marketing solutions. With 30,000 clients and 33,000 employees across 28 countries, RRD offers the industry’s most comprehensive offering of solutions designed to help companies—from Main Street to Wall Street—optimize customer engagement and streamline business operations across the complete customer journey. RRD offers a comprehensive portfolio of capabilities, experience and scale that enables organizations around the world to create, manage, deliver, and optimize their marketing and business communications strategies.

Use of Forward-Looking Statements

This news release includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed Merger. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Merger and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as

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the consummation of the Merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include (i) impediments to the completion of the Merger on anticipated terms and timing, including obtaining required stockholder and regulatory approvals and the satisfaction of other conditions to the completion of the Merger; (ii) significant transaction costs associated with the Merger; (iii) potential litigation relating to the Merger, including the effects of any outcomes related thereto; (iv) the risk that disruptions from the Merger will harm the Company’s business, including current plans and operations; (v) the ability of the Company to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; (vii) legislative, regulatory and economic developments affecting the Company’s business; (viii) general economic and market developments and conditions; (ix) the evolving legal, regulatory and tax regimes under which the Company operates; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) continued availability of capital and financing and rating agency actions; (xiii) the ability of affiliates of Chatham Asset Management, LLC to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Merger; (xiv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger, including in circumstances requiring the Company to pay expense reimbursements to affiliates of Chatham Asset Management, LLC under the Merger Agreement; (xv) unpredictability and severity of catastrophic events, including acts of terrorism, outbreak of war or hostilities, civil unrest, adverse climate or weather events or the COVID-19 pandemic or other public health emergencies, as well as the Company’s response to any of the aforementioned factors; (xvi) competitive responses to the Merger; (xvii) the risks and uncertainties pertaining to the Company’s business, including those detailed under the heading “Risk Factors” and elsewhere in the Company’s public filings with the U.S. Securities and Exchange Commission (the “SEC”); and (xviii) the risks and uncertainties described in the proxy statement filed in connection with the Merger and available from the sources indicated below (the “Proxy Statement”). These risks, as well as other risks associated with the Merger are more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors presented in the Proxy Statement are, considered representative, no such list should be considered to be a complete statement of all risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity or ability to consummate the Merger. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Important Additional Information and Where to Find It

In connection with the Merger, the Company has filed with the SEC and mailed to its stockholders the definitive Proxy Statement and may file certain other documents regarding the Merger with the SEC. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED MATTERS. Investors and stockholders may obtain, free of charge, copies of the Proxy Statement and other relevant documents filed with the SEC by the Company, once such documents have been filed with the SEC, through the website maintained by the SEC at www.sec.gov, through the Company’s investor relations website at investor.rrd.com or by contacting the Company’s investor relations department at the following:

Telephone: 630-322-7111

E-mail: investor.info@rrd.com

Attn.: Johan Nystedt

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